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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (earliest event reported): March 5, 1999





                      TELESERVICES INTERNATIONAL GROUP INC.
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             (Exact name of registrant as specified in its charter)




           Florida                    33-11059-A               59-2773602
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)



 100 Second Avenue South, Suite 1000, St. Petersburg, Florida       33701
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           (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:      (727) 895-4410
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         On March 5, 1999, the Registrant's wholly-owned subsidiary, Visitors Services International Corp., filed a voluntary petition for relief under Chapter 7 of the United States Bankruptcy Code for the Middle District of Florida, Tampa Division.

         Visitors Services International Corp. was in the business of providing reservations and information services to Convention and Visitors Bureaus and convention/event organizers.

         Although no assurance can be provided, management of the Registrant does not believe that the business of the Registrant or of the Registrant's other subsidiaries will be adversely affected by the bankruptcy filing by Visitors Services International Corp.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TELESERVICES INTERNATIONAL GROUP INC.



                                          By: /s/ Robert P. Gordon
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                                              Robert P. Gordon, Chairman

Date:  March 8, 1999




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